Dentsply Sirona Provides Business Update Company Provides Select Preliminary Second Quarter 2022 Results Company Provides Update on Previously Announced Investigation Company Provides Nasdaq Compliance Update CHARLOTTE, N.C., August 4, 2022 (GLOBE NEWSWIRE) -- DENTSPLY SIRONA Inc. (“Dentsply Sirona” or “the Company”) (Nasdaq: XRAY) today is providing a business update. As previously disclosed, the Audit and Finance Committee of the Company’s Board of Directors (the “Audit Committee”) is conducting an internal investigation regarding certain financial reporting matters. The investigation is ongoing and therefore the Company expects that it will not be in a position to file its Quarterly Report on Form 10-Q for the period ended June 30, 2022, (the “Second Quarter 10-Q”) by the August 9, 2022, deadline. Select Preliminary Second Quarter 2022 Results The Company’s operational performance improved sequentially in the quarter with net sales and adjusted EPS expected to be above preliminary first quarter 2022 results. While net sales declined year-over-year due to the unfavorable impact of foreign exchange, the business delivered organic sales growth driven by solid European regional performance and demand in strategic areas of the business, most notably, CAD/CAM, Equipment & Instruments, and Restorative and Preventive Consumables. As anticipated, in the second quarter, the Company saw normalizing dealer inventory levels in the U.S. as well as realized benefits from recent product launches and pricing adjustments. The Company continued to experience macro headwinds including ongoing supply shortages and softness in sales in China due to COVID-related shutdowns. As a result, Dentsply Sirona expects to report second quarter 2022 net sales of greater than $1,005 million. Additionally, diluted EPS is expected to be at or above $0.26 and adjusted EPS at or above $0.60. The second quarter gross margin and adjusted EPS were favorably impacted by the timing of certain expenses which will be reflected in the third and fourth quarters. For the full year 2022 outlook, the Company’s assumptions outlined on May 10, 2022, remain intact with the exception of foreign exchange. Management expects to provide an updated full year 2022 outlook after filing its Quarterly Report on Form 10-Q for the quarter ended March 31,

2022 (the “First Quarter 10-Q”) and the Second Quarter 10-Q (collectively with the First Quarter 10-Q, the “Quarterly Reports”). Consistent with the Company’s commitment to return cash to shareholders, Dentsply Sirona's Board of Directors declared a quarterly cash dividend of $0.125 per share of common stock, an indicated annual rate of $0.50 per share. The dividend is payable October 14, 2022, to holders of record as of September 30, 2022. Investigation Update The Audit Committee continues to work diligently with independent counsel and advisors to complete its previously announced investigation as soon as possible. However, the Company cannot predict the duration or outcome of the investigation. Due to the pendency of the investigation, the Company has not yet filed its First Quarter 10-Q and does not believe it will file its Second Quarter 10-Q on a timely basis. In the course of the investigation, the Company has also evaluated certain other accounting practices. As a result of this review, the Company anticipates certain adjustments will be made to the previously announced preliminary first quarter financial results, and the Company is currently evaluating whether fiscal year 2021 reported financial results also require adjustments. The Company will work to finalize its financial statements and review of internal controls and procedures, including the evaluation of any deficiencies in internal controls over financial reporting, as soon as practicable. As previously disclosed, the Company has voluntarily contacted the SEC to advise it that an internal investigation is underway, and the Audit Committee intends to provide additional information to the SEC as its investigation proceeds. The Company intends to fully cooperate with the SEC regarding this matter. Nasdaq Compliance Update On May 18, 2022, the Company announced it received a written notification from The Nasdaq Stock Market (“Nasdaq”) on May 12, 2022, indicating that the Company is no longer in compliance with Nasdaq Listing Rules because the Company had not timely filed its First Quarter 10-Q. In response to the notification and pursuant to the Nasdaq Listing Rules, the Company submitted a plan to regain compliance and it targeted filing the Quarterly Reports by August 14, 2022. The Nasdaq staff granted the Company an extension of time through August 14, 2022, in which to file the Quarterly Reports. The Company has notified Nasdaq that it no longer expects that it will be able to file the Quarterly Reports by August 14, 2022, and will submit an updated compliance plan to Nasdaq. If Nasdaq accepts the updated plan to be submitted by the Company, Nasdaq can grant an extension of time for shares of the Company’s common stock to remain listed for up to 180 calendar days from the First Quarter 10-Q’s original filing deadline to regain compliance, which would be November 7, 2022. Notice Regarding Preliminary Results The Select Preliminary Second Quarter 2022 Results included above in this press release are based upon preliminary financial results. These preliminary financial results are based upon information available to management as of the date of this press release. The Company’s actual results may differ from these results due to final adjustments and developments that may arise or information that may become available between now and the time the Company’s financial results for the three months period ended June 30, 2022, are finalized, and included in the Company’s Second Quarter 10-Q. During the course of the Audit Committee’s investigation, the Company may identify items that could cause its actual results to be different from these preliminary financial results. The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial results, nor has it expressed any opinion or any other form of assurance on such results or their achievability, and assume no responsibility for, and disclaim any association with, such results. About Dentsply Sirona Dentsply Sirona is the world’s largest manufacturer of professional dental products and technologies, with over a century of innovation and service to the dental industry and patients worldwide. Dentsply Sirona develops, manufactures, and markets a comprehensive solutions offering including dental and oral health products as well as other consumable medical devices under a strong portfolio of world class brands. Dentsply Sirona’s products provide innovative, high-quality and effective solutions to advance patient care and deliver better and safer dental care. Dentsply Sirona’s headquarters is located in Charlotte, North Carolina. The Company’s shares are listed in the United States on Nasdaq under the symbol XRAY. Visit www.dentsplysirona.com for more information about Dentsply Sirona and its products. Forward-Looking Statements All statements in this press release that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent current expectations and beliefs, including statements regarding the Audit Committee’s ongoing internal investigation and the preliminary financial information for the second quarter ending June 30, 2022, and no assurance can be given that the results described in such statements will be achieved. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (“COVID-19”) pandemic and the impact of varying private and governmental responses that affect our customers, employees, vendors and the economies and communities where they operate. For a written description of these factors, see the section titled “Risk Factors” in Dentsply Sirona’s Annual Report on Form 10-K for the most recent fiscal year. No assurance can be given that any expectation, belief, goal or plan set forth in any forward- looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of press release or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures The Company has provided certain measures in this press release that are not calculated in accordance with US GAAP and therefore represent Non-GAAP measures. These Non-GAAP measures may differ from those used by other companies and should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP. These Non-GAAP measures are used by the Company to measure its performance and may differ from those used by other companies.

Management believes that these Non-GAAP measures are helpful as they provide another measure of the results of operations, and are frequently used by investors and analysts to evaluate the Company’s performance exclusive of certain items that impact the comparability of results from period to period, and which may not be indicative of past or future performance of the Company. Organic Sales The Company defines "organic sales" as the reported net sales adjusted for: (1) net sales from acquired businesses recorded prior to the first anniversary of the acquisition, (2) net sales attributable to disposed businesses or discontinued product lines in both the current and prior year periods, and (3) the impact of foreign currency changes, which is calculated by translating current period net sales using the comparable prior period's currency exchange rates. Adjusted Operating Income (Loss) and Margin Adjusted operating income (loss) is computed by excluding the following items from operating income: (1) Business combination related costs and fair value adjustments. These adjustments include costs related to consummating and integrating acquired businesses, as well as net gains and losses related to the disposed businesses. In addition, this category includes the post-acquisition roll-off of fair value adjustments recorded related to business combinations, except for amortization expense of purchased intangible assets noted below. Although the Company is regularly engaged in activities to find and act on opportunities for strategic growth and enhancement of product offerings, the costs associated with these activities may vary significantly between periods based on the timing, size and complexity of acquisitions and as such may not be indicative of past and future performance of the Company. (2) Restructuring program related costs and other costs. These adjustments include costs related to the implementation of restructuring initiatives, including but not limited to, severance costs, facility closure costs, lease and contract termination costs, and related professional service costs associated with specific restructuring initiatives. Other costs include legal settlements, asset impairments, executive separation costs, and changes in accounting principle recorded within the period. The Company is continually seeking to take actions that could enhance its efficiency, consequently restructuring charges may recur but are subject to significant fluctuations from period to period due to the varying levels of restructuring activity and the inherent imprecision in the estimates used to recognize the impairment of assets, and as such may not be indicative of past and future performance of the Company. (3) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets, which are recorded at fair value in purchase accounting. Although these costs contribute to revenue generation and will recur in future periods, their amounts are significantly impacted by the timing and size of acquisitions, and as such may not be indicative of the future performance of the Company. (4) Fair value and credit risk adjustments. These adjustments include the non-cash mark-to-market changes in fair value associated with pension assets and obligations and equity-method investments. Although these adjustments are recurring in nature, they are subject to significant fluctuations from period to period due to changes in the underlying assumptions and market conditions. The non-service component of pension expense is a recurring item, however it is subject to significant fluctuations from period to period due to changes in actuarial assumptions, interest rates, plan changes, settlements, curtailments, and other changes in facts and circumstances. As such, these items may not be indicative of past and future performance of the Company. Adjusted operating margin is calculated by dividing adjusted operating income by net sales. Adjusted Net Income (Loss) Adjusted net income (loss) consists of the reported net income (loss) in accordance with US GAAP, adjusted to exclude the items identified above, the related income tax impacts, and discrete income tax adjustments such as: final settlement of income tax audits, discrete tax items resulting from the implementation of restructuring initiatives and the vesting and exercise of employee share-based compensation, any difference between the interim and annual effective tax rate, and adjustments relating to prior periods. These adjustments are irregular in timing, and the variability in amounts may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes. Adjusted Earnings (Loss) Per Diluted Share Adjusted earnings (loss) (EPS) per diluted share is computed by dividing adjusted net income (losses) attributable to Dentsply Sirona shareholders by the diluted weighted average number of common shares outstanding. Contact Information Investors: Andrea Daley VP, Investor Relations +1-704-805-1293 InvestorRelations@dentsplysirona.com Press: Marion Par-Weixlberger VP, Corporate Communications and PR +43 676 848414588 marion.parweixlberger@dentsplysirona.com

DENTSPLY SIRONA INC. AND SUBSIDIARIES (unaudited) A reconciliation of preliminary GAAP diluted EPS to Adjusted EPS for the three months ended June 30, 2022, is as follows: Per Diluted Common Share Net income attributable to Dentsply Sirona $ ≥ 0.26 Amortization of purchased intangible assets 0.18 Restructuring program related costs and other costs 0.13 Fair value and credit risk adjustments 0.04 Income tax related adjustments (0.01) Adjusted net income $ ≥ 0.60